                                Annasoft Systems

                     License Agreement for Dedicated Systems

Customer: Andrew Jiranek

          -----------------------------------------------------------
          View Systems, Inc.
          -----------------------------------------------------------
          9693 Gerwig Lane  Ste.O     Columbia, MD 21046
          -----------------------------------------------------------
          Phone: (410) 290-5919          FAX: (410) 290-5917
          -------------------------------------------- ---------- ---

Company:  Chris Choisser

          -----------------------------------------------------------
          Annasoft Systems
          -----------------------------------------------------------
          12860 Danielson Court        Poway, CA 92064
          -----------------------------------------------------------
          Phone: (800) 690-3870  x12     FAX: (858) 391-5616
          -------------------------------------------- ---------- ---


Please initial each page, sign Page 7, and return entire agreement to Annasoft Systems with a Purchase Order so we can complete your order.

Thank you for your order.  A summary follows:

P.O. No.:                  P.O. Date:                  Buyer:
         -----------------           ------------------       ---------------

Terms:   NET 15
         ----------------



Item #  Qty.           Description                                              Price           Total
1.     2,000    Additional Licenses MS Windows 98                                  80.00      160,000.00
                -----------------------------------------------------------
2.     1        MS Windows 98 OEM Pre-Installation Kit                          1,095.00        1,095.00
                     (includes 10 licenses)
                -----------------------------------------------------------
                Blanket purchase order, with releases to be shipped per
                Customer's requested schedule.

                -----------------------------------------------------------
                                                                       Tax

                                                                   Shipping                         6.95

                                                                                         ---------------

                                                               TOTAL ORDER               $    161,101.95







                                  Page 1 of 19

Customer Initial                                  ANNASOFT Initial
                ----------------                                   ------------

                        OEM CUSTOMER SUBLICENSE AGREEMENT

                              FOR DEDICATED SYSTEMS

This agreement ("Agreement") is made and entered into by and between you ("Customer"), and Annabooks Software LLC., DBA Annasoft Systems, ("COMPANY"), and shall be effective as of the date on which it is signed by COMPANY ("Effective Date"). Microsoft Licensing, Inc. a Nevada, U.S.A. corporation ("MS") shall be a third party beneficiary of this Agreement and shall be entitled to enforce the terms of this Agreement as provided herein and such other rights and obligations herein as necessary to protect MS' interests in the software program(s) and other licensed product(s) identified in Attachment 2 to this Agreement ("SOFTWARE").

1. DEFINITIONS.

(a) "DEDICATED APPLICATION" shall mean a dedicated purpose software program which provides the primary functionality of the Dedicated System (as defined below) and which, when used with the Dedicated System, offers significant functionality in addition to the SOFTWARE. A Dedicated Application excludes any software program which addresses more than one function of the office automation and consumer computing markets. Office automation and consumer computing functions include, without limitation, email, word processing, spreadsheets, network browsing, scheduling, and personal finance.

(b) "DEDICATED SYSTEM" is a Customer's computer system or computing device which utilizes a single microprocessor, is distributed with the SOFTWARE in accordance with this Agreement, and is designed for exclusive use with a Dedicated Application that provides the primary functionality of the system or device. A Dedicated System excludes any general or multi-purpose personal, laptop, desktop, handheld, notebook, server computers, or other such computing devices which address more than one function of the office automation or consumer computing markets and shall not be useable as a commercially acceptable substitute for such computers or devices.

(c) "DEDICATED PRODUCT DELIVERABLES" shall mean SOFTWARE in object code form, installation utilities, adaptation code in source code form, if provided by COMPANY, and other information or instructions regarding the SOFTWARE that COMPANY or MS may provide.

(d) "EULA" shall mean an end user license agreement for the SOFTWARE.

(e) "RECOVERY MEDIA" shall mean a backup image of the SOFTWARE as originally installed on the Dedicated System.

(f) "SOFTWARE UPGRADE" shall mean a copy of the SOFTWARE to be distributed by Customer directly to end users to replace an earlier version of the SOFTWARE licensed to Customer under this Agreement.

(g) "SUPPLIERS" shall mean any and all entities (including, without limitation, Microsoft Corporation, a Washington, U.S.A. corporation) which license or otherwise supply MS with Products or portions thereof for redistribution or sublicense by MS.

2.  LIMITED LICENSE GRANT.

Subject to the restrictions set forth in this Agreement, and Customer's compliance with all terms and conditions of this Agreement, COMPANY grants to Customer the following limited license rights:

(a) (i) to install as part of a Dedicated System, one (1) copy of the SOFTWARE in nonvolatile, solid-state memory, on the hard disk drive, or in other nonvolatile form, in accordance with the instructions, if any, contained in the Dedicated Product Deliverables; and (ii) to distribute the SOFTWARE only as part of a Dedicated System solely under Customer's brand names and trademarks.

(b) to configure the SOFTWARE in accordance with the instructions, if any, contained in the Dedicated Product Deliverables solely to enable SOFTWARE to execute on a Dedicated System.

(c) to reproduce and distribute with each Dedicated System distributed in accordance with 2(a), not more than one (1) unit of Recovery Media provided that:

(i) The images of the SOFTWARE on the Recovery Media shall be identical to the object code that was originally installed on the Dedicated System. Recovery Media may include non-MS products that Customer distributes installed on the Dedicated System;

(ii) Recovery Media shall be maintained by the end user as an archival copy and may only be licensed for use: (A) to restore the same version and language release of the SOFTWARE as originally installed on a Dedicated System, or
      (B) to reinstall the same version and language release of the SOFTWARE as originally installed on the Dedicated System after the installation of an upgrade to the Dedicated Application on a Dedicated System;


                                  Page 2 of 19
Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

(iii) Recovery or reinstallation of the SOFTWARE shall be performed by an authorized service representative of Customer or by the licensed end user;

(iv) Recovery Media may include a single copy of each of the following files in order that the Recovery Media shall be "bootable": command.com, io.sys, msdos.sys, and for Dedicated Systems with Windows 95 or Windows 98, drvspace.bin;

(v) A single unit of Recovery Media may be used by the licensed end user or the Customer's authorized service representative to restore or reinstall the SOFTWARE on such end user's additional units of the same name and model Dedicated System which contain the same version and language release of the SOFTWARE properly licensed to the end user pursuant to this Agreement;

(vi) Recovery Media shall be clearly labeled "Recovery Media - for Backup or Archival purposes only with [Name and Model of the Dedicated System]".

(d) to reproduce and distribute SOFTWARE Upgrades to an end user provided that:

      (i) such end user is an existing, authorized end user of a Dedicated
      System;

      (ii) Customer shall acquire a serialized sticker from COMPANY, and Customer shall pay the applicable SOFTWARE royalty fee as set forth in Attachment 2 for each copy of SOFTWARE Upgrade installed by its end users or service representatives pursuant to this Section 2(d);

      (iii) SOFTWARE Upgrades shall be distributed directly by Customer, separate from a Dedicated System, to an end user for use solely as a replacement copy for the SOFTWARE originally installed on the Dedicated System pursuant to this Agreement;

      (iv) the SOFTWARE Upgrade is configured to ensure that it executes solely on the applicable Dedicated System and will not execute on general or multi-purpose personal, laptop, desktop, handheld, notebook, server computers or other such computing devices which address more than one function of the office automation or consumer computing market;

      (v) the SOFTWARE Upgrade is distributed as an integrated part of the Dedicated Application;

      (vi) Installation of the SOFTWARE Upgrade shall be performed by an authorized service representative of Customer or by the licensed end user;

      (vii) A single unit of SOFTWARE Upgrade may be used by the licensed end user or the Customer's authorized service representative to install the SOFTWARE Upgrade on such end user's additional units of the same name and model Dedicated System which contain the same version and language release of the SOFTWARE;

      (viii) Customer shall establish a reasonable procedure to assure the return or destruction of any replaced SOFTWARE (for example, a SOFTWARE Upgrade that erases or permanently disables the replaced SOFTWARE would satisfy this requirement);

      (ix) the SOFTWARE Upgrade shall be clearly labeled "For Upgrade purposes only - not for use on a new Dedicated System. For Use Only with [Name and Model of the Dedicated System]".

(e) Customer shall cause to appear in a conspicuous place in the Dedicated System documentation to accompany each Dedicated System and each copy of SOFTWARE Upgrade, the EULA attached to this Agreement as Attachment 1, or such other EULA as COMPANY may provide from time to time. Customer shall adapt the EULA as necessary to comply with the laws of any jurisdiction in which the SOFTWARE is distributed.

3.  LICENSE RESTRICTIONS.

(a) The total number of units of the SOFTWARE (including any SOFTWARE Upgrades) distributed by Customer shall not exceed the number of "Units of SOFTWARE licensed" for such SOFTWARE as set forth in Attachment 2 hereto.

(b) Except as provided in Section 2(c)-(d), SOFTWARE may not be distributed in whole or in part other than installed on the Dedicated System.

(c) Customer may not distribute any SOFTWARE documentation.

(d) Customer shall not use, copy, modify, or transfer the SOFTWARE or any copy in whole or in part, except as expressly provided in this Agreement. Customer's reproduction of the SOFTWARE in accordance with Section 2 shall be performed only on Customer premises by Customer's regular employees except as otherwise specifically approved in writing by MS.


                                  Page 3 of 19
Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

(e) Customer shall not reverse engineer, decompile, or disassemble any SOFTWARE except as permitted by applicable law without the possibility of contractual waiver. Customer acknowledges that information on interoperability of the SOFTWARE with other products is readily available.

(f) All distribution and use of the SOFTWARE is by license only. Neither COMPANY nor MS authorize the SOFTWARE to be "issued to the public", "put into circulation", or subject to a "first sale" as the copyright laws may use those (or similar) terms. Customer's license to distribute the SOFTWARE is limited to distribution of the SOFTWARE by Customer to end users for use pursuant to a EULA.

(g) MS reserves all rights not expressly granted including, without limitation, modification rights, translation rights, rental rights, and rights to source code. MS expressly reserves its exclusive right under applicable copyright, patent, and trademark laws to distribute copies of SOFTWARE by any means. Except as set forth in Section 2(c)-(d) above, without limitation, neither COMPANY nor MS authorizes Customer to distribute the SOFTWARE separately from Dedicated Systems; any such unauthorized distribution by Customer shall constitute a violation of this Agreement and MS' distribution right under applicable law. Customer acknowledges that MS (and/or its Suppliers, if applicable) shall retain all copyright, patent, moral, trademark, title and other proprietary and intellectual property in the SOFTWARE, Dedicated Product Deliverables and components thereof, in whole or in part in any form.

(h) Customer will not remove, modify, or obscure any copyright, trademark, patent or other intellectual property notices included on the SOFTWARE or the SOFTWARE Upgrade.

(i) Customer shall not advertise, publish or otherwise mark a separate price for the SOFTWARE.

(j) Customer agrees to provide commercially reasonable end user support for the SOFTWARE which, in any event, shall be under terms and conditions at least as favorable to the end user as the terms under which Customer provides support for Dedicated System(s) to end users generally. Customer agrees to provide COMPANY and MS with ninety (90) days prior written notice of any substantive change in Customer's support policy for the SOFTWARE.

4.  LICENSE STICKER.

(a) For each unit of SOFTWARE distributed, Customer shall place a serialized sticker supplied by COMPANY (i) on the hard drive containing the SOFTWARE, or if the SOFTWARE is installed in nonvolatile, solid-state memory, (ii) on the nonvolatile, solid-state memory or in a conspicuous place on the component board to which the nonvolatile, solid-state memory is attached. If placement as described in both (i) and (ii) are impractical, the label may be affixed to the inside or outside of the rear panel of the Dedicated System casing.

(b) (i)Customer shall also place a serialized sticker supplied by COMPANY on the media for each unit of SOFTWARE Upgrade distributed by Customer.

    (ii) If one unit of the SOFTWARE Upgrade is used to install the SOFTWARE Upgrade on additional units of the Dedicated System as set forth in Section 2(d)(vii), then, prior to distribution of the SOFTWARE Upgrade, Customer shall
(A) determine the number of units of SOFTWARE Upgrade to be installed, (B) provide end user or Customer's authorized service representative with a serialized sticker supplied by COMPANY for each such unit, and (C) ensure that a serialized sticker is placed on each Dedicated System on which SOFTWARE Upgrade is installed as described in Section 4(a).

5.  DELIVERY.

For each SOFTWARE product licensed hereunder, COMPANY (or MS, on behalf of COMPANY) shall deliver to Customer one (1) unit of Dedicated Product Deliverables. Customer acknowledges and agrees that neither COMPANY, nor MS and its Suppliers, shall have any liability for failure to deliver Dedicated Product Deliverables by any particular date, or if the SOFTWARE is not yet a released product, during the term of this Agreement.

6.  LIMITED WARRANTY AND CUSTOMER REMEDIES.

(a) COMPANY warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt.

(b) COMPANY's, MS', and their Suppliers' entire liability and Customer's exclusive remedy for a breach of the warranty set forth above shall be, at COMPANY's option, either (i) return of the price paid or (ii) repair or replacement of the SOFTWARE that does not meet the above limited warranty and which is returned to COMPANY. This limited warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.


                                  Page 4 of 19

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

(c) COMPANY, MS, AND THEIR SUPPLIERS DISCLAIM AND EXPRESSLY EXCLUDE ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SOFTWARE AND ANY ACCOMPANYING WRITTEN MATERIALS.

(d) The rights and remedies granted to Customer under this Section 6 constitute Customer's sole and exclusive remedy against the COMPANY, MS, their Suppliers, and their officers, agents and employees for any and all claims arising in connection with the SOFTWARE or the Dedicated Product Deliverables including, but not limited to, claims regarding COMPANY's or MS' delivery of SOFTWARE or Dedicated Product Deliverables, or indemnification or contribution from COMPANY, MS, or their Suppliers with respect to any infringement of the rights of a third party, whether arising under statutory or common law or otherwise.

7.  TERM AND TERMINATION.

(a) The term of this license shall run from the Effective Date until the earlier of: (i) one (1) year after Effective Date, or (ii) the date on which Customer has distributed the number of units of SOFTWARE licensed under this Agreement as set forth in Attachment 2 for each SOFTWARE.

(b) Termination due to breach of Sections 3(d), 3(e), 3(f), 10, or 11 shall be effective upon notice to Customer. In all other cases, termination shall be effective fifteen (15) days after notice of termination to the defaulting party if the defaults have not been cured within such fifteen (15) day period. At the option of the non-defaulting party, termination due to a breach of any provision of this Agreement may be effective upon notice to the defaulting party if such party has received two (2) or more previous notices of default during the term of this Agreement (whether or not such previous defaults have been cured).

(c) Upon termination or expiration of the Agreement, Customer will immediately cease all use and distribution of the SOFTWARE, the SOFTWARE product name, and all associated trademark(s). Within ten (10) days of the termination or expiration of the Agreement, Customer shall return to COMPANY all Dedicated Product Deliverables and serialized stickers for the SOFTWARE in Customer's possession or under Customer's control. There shall be no refund or adjustment for amounts paid for the Dedicated Product Deliverables or stickers returned to COMPANY in accordance with this section 7(c). In the event that Customer fails to pay COMPANY as required by the first page (or elsewhere) of this Agreement, then: (i) all serialized stickers supplied to Customer by COMPANY that have not been paid for by Customer, whether or not already attached to the ROM or hard drive containing the SOFTWARE and whether or not already distributed to an end user, shall be retrieved by Customer and returned by Customer to COMPANY; (ii) COMPANY shall not be obligated to supply any additional SOFTWARE to Customer pursuant to this Agreement; and (iii) Customer shall erase or destroy all copies of the SOFTWARE on a ROM or on a hard drive that have not been paid for by Customer, whether or not it has already been distributed to an end user.

8.  DISCLAIMER OF LIABILITY.

IN NO EVENT SHALL COMPANY, MS, OR THEIR SUPPLIERS BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, CONSEQUENTIAL, INCIDENTAL, INDIRECT, ECONOMIC OR PUNITIVE DAMAGES, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE MANUFACTURE, SALE, USE OF OR INABILITY TO MANUFACTURE, SELL OR USE THE SOFTWARE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.  TECHNICAL SUPPORT.

This Agreement does not include technical support from MS or its suppliers. Technical support, if any, for the SOFTWARE will be provided by COMPANY.

10.  AUDITS AND INSPECTIONS.

(a) During the term of this Agreement and for three (3) years thereafter, Customer agrees to keep all usual and proper records and books of account and all usual and proper entries relating to each unit of SOFTWARE licensed sufficient to substantiate the number of units of SOFTWARE and the number of Dedicated Systems distributed by Customer.

(b) In order to verify statements issued by Customer and Customer's compliance with the terms of this Agreement, COMPANY and/or MS may cause (i) an audit to be made of Customer's books and records and/or (ii) an inspection to be made of Customer's facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at Customer's facilities, with or without notice. Any audit shall be conducted by an independent certified public accountant selected by MS or COMPANY (other than on a contingent fee basis).


                                  Page 5 of 19

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

(c) Customer agrees to provide any audit or inspection team(s) designated by MS and/or COMPANY access to all relevant Customer records and facilities. Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. If material discrepancies are disclosed in such audit, Customer agrees to pay MS or COMPANY, as applicable, for the costs associated with the audit.

11.  NONDISCLOSURE OBLIGATION.

Customer shall keep confidential the Dedicated Product Deliverables, any SOFTWARE source code provided by COMPANY, MS, or their Suppliers on behalf of COMPANY, the terms and conditions of this Agreement, and other non-public information and know-how disclosed to Customer by COMPANY, MS, or their Suppliers. Customer may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of Customer's business. Customer's obligation under this Section shall survive termination or expiration of this Agreement and shall extend until such time as the information protected hereby is in the public domain.

12. GENERAL.

(a)   This Agreement shall be construed and controlled

(i) As to MS: by the laws of the State of Washington, and Customer further consents to jurisdiction by the state and federal courts sitting in the State of Washington.

(ii) As to COMPANY: by the laws of the State of California, and Customer further consents to jurisdiction by the state and federal courts sitting in the State of California, County of San Diego.

(iii) Process may be served on either party by air express courier, (e.g., DHL, Airborne) charges prepaid, return receipt requested. If COMPANY, MS or Customer employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees.

(b) Customer agrees that it will not export or re-export SOFTWARE to any country, person, entity or end user subject to U.S. export restrictions. Customer specifically agrees not to export or re-export SOFTWARE (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which as of December 31, 1996 include, but are not necessarily limited to, Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria, or to any national of any such country who Customer knows intends to transmit or transport the products back to such country; (ii) to any end user who Customer knows will utilize SOFTWARE in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any end user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

(c) If any provision or portion of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions or portions shall remain in full force and effect.

(d) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent, or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

(e) Any assignment of this Agreement without prior written consent of the non-assigning party shall be void.

(f) SOFTWARE may be imported, distributed, or sold in or to a country or territory only if allowed by, and in compliance with, all applicable laws and regulations of such country or territory as well as all terms and conditions of this Agreement. Customer acknowledges that versions of certain SOFTWARE not localized for a specific market may be prohibited or subject to import and distribution procedures or restrictions under such laws and regulations. By way of example only, as of July 1, 1997, the U.S.A. English version of Microsoft Excel 97 cannot be distributed to or for use in India, and games, entertainment products and products with substantial amounts of video, graphics or similar content may be prohibited or subject to specific import procedures under laws of the People's Republic of China. Customer agrees to indemnify COMPANY, MS and their Suppliers from and against all damages, costs and expenses (including reasonable attorneys' fees) incurred by COMPANY, or MS or their Suppliers in connection with any and all claims, demands or actions arising from Customer's importation or distribution of SOFTWARE in or to a country or territory not in compliance with the laws and regulations of such country or territory.

(g) Any SOFTWARE which Customer distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the "Government"), shall be provided with RESTRICTED RIGHTS in accordance with DFARS 252.227-7013(c)1(ii), or as set forth in the particular department or agency regulations or rules, or particular contract which provide MS and its Suppliers equivalent or greater protection.


                                  Page 6 of 19
Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

13. AUTHORITY TO LICENSE. ANNASOFT SYSTEMS warrants that it has the authority to license MS-DOS and other Microsoft products under Contract Number 5192-6275. For further confirmation, please contact Bob Fairbanks at Microsoft at 425-936-3856. Should Customer have any questions concerning this Agreement, please write:
Annasoft, 12860 Danielson Ct, Poway, CA 92064, Phone (858) 391-5600.

14. By COMPANY shipping the SOFTWARE to Customer, and by Customer 's acceptance of delivery of the SOFTWARE, COMPANY and Customer will be deemed to have ratified and confirmed that the terms and conditions of the License Agreement apply, and no other terms apply to the agreement between COMPANY and Customer with respect to the SOFTWARE or the matters set forth in this License Agreement. Any different or additional terms that may be embodied in Customer 's acceptance of the SOFTWARE or in any purchase order issued by Customer to COMPANY with respect to the SOFTWARE are hereby objected to and the parties agree those different or additional terms shall be rejected and they shall not be a part of this License Agreement. Any statement appearing as a restrictive endorsement on a check or other document which purports to modify a right, obligation or liability of either party shall be of no force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date set forth below. All signed copies of this Agreement shall be deemed originals. Each individual signing on behalf of Customer below hereby represents and warrants that he or she has full authority to sign this Agreement and bind Customer to perform all duties and obligations contemplated by this Agreement.

                                       Annasoft Systems
    ---------------------------------  ----------------------------------------
    Customer                           Company
    ---------------------------------  ----------------------------------------
    Signature                          Signature
                                       CHRIS CHOISSER
    ---------------------------------  ----------------------------------------
    Name (Print)                       Name (Print)
                                       CONTRACTS MANAGER
    ---------------------------------  ----------------------------------------
    Title                              Title
    ---------------------------------  ----------------------------------------
    Date                               Date





                                  Page 7 of 19

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

                ATTACHMENT 1 TO OEM CUSTOMER SUBLICENSE AGREEMENT

                              FOR DEDICATED SYSTEMS

                END-USER LICENSE AGREEMENT FOR MICROSOFT SOFTWARE

--------------------------------------------------------------------------------
IMPORTANT--READ CAREFULLY: THIS END-USER LICENSE AGREEMENT ("EULA") IS A LEGAL AGREEMENT BETWEEN YOU (EITHER AN INDIVIDUAL OR A SINGLE ENTITY) AND THE MANUFACTURER ("MANUFACTURER") OF THE SPECIAL PURPOSE COMPUTING DEVICE ("SYSTEM") YOU ACQUIRED WHICH INCLUDES CERTAIN MICROSOFT SOFTWARE PRODUCT(S) INSTALLED ON THE SYSTEM ("SOFTWARE PRODUCT" OR "SOFTWARE"). THE SOFTWARE INCLUDES COMPUTER SOFTWARE, THE ASSOCIATED MEDIA, ANY PRINTED MATERIALS, AND ANY "ONLINE" OR ELECTRONIC DOCUMENTATION. ANY SOFTWARE PROVIDED ALONG WITH THE SOFTWARE PRODUCT THAT IS ASSOCIATED WITH A SEPARATE END-USER LICENSE AGREEMENT IS LICENSED TO YOU UNDER THE TERMS OF THAT LICENSE AGREEMENT. BY INSTALLING, COPYING, DOWNLOADING, ACCESSING, OR OTHERWISE USING THE SOFTWARE, YOU AGREE TO BE BOUND BY THE TERMS OF THIS EULA. IF YOU DO NOT AGREE TO THE TERMS OF THIS EULA, MANUFACTURER AND MICROSOFT LICENSING, INC. ("MS") ARE UNWILLING TO LICENSE THE SOFTWARE TO YOU. IN SUCH EVENT, YOU MAY NOT USE OR COPY THE SOFTWARE, AND YOU SHOULD PROMPTLY CONTACT MANUFACTURER FOR INSTRUCTIONS ON RETURN OF THE UNUSED PRODUCT(S) FOR A REFUND.
--------------------------------------------------------------------------------
SOFTWARE LICENSE

The SOFTWARE is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE is licensed, not sold.

1. GRANT OF LICENSE.  This EULA grants you the following rights:

   o  SOFTWARE. You may use the SOFTWARE as installed on the SYSTEM.

   o APPLICATION SHARING. The SOFTWARE may contain technology that enables applications to be shared between two or more SYSTEMS, even if an application is installed on only one of the SYSTEMS. You should consult your application license agreement or contact the application licensor to determine whether sharing the application is permitted by its licensor.

   o STORAGE/NETWORK USE. If the SOFTWARE PRODUCT is installed on the SYSTEM over an internal network from a server, you must acquire and dedicate a license for the SOFTWARE PRODUCT for each SYSTEM on which the SOFTWARE PRODUCT is used or to which it is distributed. A license for the SOFTWARE PRODUCT may not be shared or used concurrently on different SYSTEMS.

   o BACK-UP COPY. If Manufacturer has not included a copy of the SOFTWARE on separate media with the SYSTEM, you may make a single copy of the SOFTWARE for use solely for archival purposes with the SYSTEM. BACK-UP UTILITY. If the SOFTWARE PRODUCT includes a Microsoft back-up utility, you may use the utility to make the single back-up copy. After the single back-up copy is made, the back-up utility will be permanently disabled. Except as expressly provided in this EULA, you may not otherwise make copies of the SOFTWARE PRODUCT, including the printed materials accompanying the SOFTWARE.

   2. DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

   o LIMITATIONS ON REVERSE ENGINEERING, DECOMPILATION AND DISASSEMBLY. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

   o SINGLE SYSTEM. The SOFTWARE is licensed with the SYSTEM as a single integrated product. The SOFTWARE may only be used with the SYSTEM.

   o  RENTAL. You may not rent or lease the SOFTWARE.

   o SOFTWARE TRANSFER. You may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the SYSTEM, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media, any upgrades or backup copies, and this EULA, and if


                                  Page 8 of 19
Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------
      applicable, the Certificate(s) of Authenticity), AND the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

   o TERMINATION. Without prejudice to any other rights, Manufacturer or MS may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

   o SINGLE EULA. The package for the SOFTWARE may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). In this case, you are only licensed to use one (1) copy of the SOFTWARE PRODUCT.

   o EXPORT RESTRICTIONS. You agree that you will not export or re-export the SOFTWARE to any country, person, entity or end user subject to U.S. export restrictions. You specifically agree not to export or re-export the SOFTWARE (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which currently include, but are not necessarily limited to Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria, or to any national of any such country, wherever located, who intends to transmit or transport the products back to such country; (ii) to an end user you know or have reason to know will utilize the SOFTWARE in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any end user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

   3. UPGRADES AND RECOVERY MEDIA.

   o If the SOFTWARE is provided by Manufacturer on media separate from the SYSTEM and is labeled "For Upgrade Purposes Only" ("Upgrade SOFTWARE"), you may install one copy of the Upgrade SOFTWARE onto the SYSTEM as a replacement copy for the SOFTWARE originally installed on the SYSTEM and use it in accordance with Section 1 of this EULA. You may also install additional copies of the Upgrade SOFTWARE as replacement copies onto additional SYSTEMS which are the same brand and model as the SYSTEM and contain a duly licensed copy of the same version and language release of the SOFTWARE ("ADDITIONAL SYSTEMS"), provided that (1) Manufacturer has supplied a corresponding serialized sticker for each additional copy of the Upgrade SOFTWARE, and (2) you affix a serialized sticker per Manufacturer's instructions for each unit of Upgrade SOFTWARE you install.

   o If the SOFTWARE is provided by Manufacturer on separate media and labeled as "Recovery Media" ("Recovery Media"), you may not make a copy of the SOFTWARE as described in Section 1 for archival purposes. Instead, you may use the Recovery Media solely to restore or reinstall the same version and language release of the SOFTWARE as originally installed on the SYSTEM and thereafter use the SOFTWARE as restored or reinstalled in accordance with
      Section 1 of this EULA. A single unit of Recovery Media may be used by you to restore or reinstall the SOFTWARE on ADDITIONAL SYSTEMS.

   4. COPYRIGHT. All title and copyrights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text and "applets," incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE, are owned by MS or its suppliers (including Microsoft Corporation). You may not copy the printed materials accompanying the SOFTWARE. All rights not specifically granted under this EULA are reserved by MS and its suppliers (including Microsoft Corporation).

   5. PRODUCT SUPPORT. Product support for the SOFTWARE is NOT provided by MS, its parent corporation, Microsoft Corporation, or their affiliates or subsidiaries. For product support, please refer to MANUFACTURER'S support number provided in the documentation for the SYSTEM. Should you have any questions concerning this EULA, or if you desire to contact Manufacturer for any other reason, please refer to the address provided in the documentation for the SYSTEM.

   6. LIMITED WARRANTY.

   o LIMITED WARRANTY. Manufacturer warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt. Any implied warranties on the SOFTWARE are limited to ninety (90) days. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

   o CUSTOMER REMEDIES. Manufacturer's and its suppliers' entire liability and your exclusive remedy shall be, at Manufacturer's option, either (a) return of the price paid, or (b) repair or replacement of the SOFTWARE that does not meet the above Limited Warranty and which is returned to Manufacturer with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.

   o NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THE LIMITED WARRANTY SECTION ABOVE, THE SOFTWARE IS PROVIDED TO THE END USER "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK OF THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS WITH YOU.

   o NO LIABILITY FOR CONSEQUENTIAL DAMAGES. MANUFACTURER OR MANUFACTURER'S SUPPLIERS, INCLUDING MS AND ITS SUPPLIERS, SHALL NOT BE HELD TO ANY LIABILITY FOR ANY DAMAGES SUFFERED OR INCURRED BY THE END USER (INCLUDING, BUT NOT LIMITED TO, GENERAL, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE), ARISING FROM OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SOFTWARE.

   7. NOTE ON JAVA SUPPORT. THE SOFTWARE PRODUCT MAY CONTAIN SUPPORT FOR PROGRAMS WRITTEN IN JAVA. JAVA TECHNOLOGY IS NOT FAULT TOLERANT AND IS NOT DESIGNED, MANUFACTURED, OR INTENDED FOR USE OR RESALE AS ON-LINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE, SUCH AS IN THE OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR COMMUNICATION SYSTEMS, AIR TRAFFIC CONTROL, DIRECT LIFE SUPPORT MACHINES, OR WEAPONS SYSTEMS, IN WHICH THE FAILURE OF JAVA TECHNOLOGY COULD LEAD DIRECTLY TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE.

--------------------------------------------------------------------------------

If you acquired this EULA in the United States, this EULA is governed by the laws of the State of Washington.

If you acquired this EULA in Canada, this EULA is governed by the laws of the Province of Ontario, Canada. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Ontario and further agrees to commence any litigation which may arise hereunder in the courts located in the Judicial District of York, Province of Ontario.

If this EULA was acquired outside the United States, then local law may apply.

Should you have any questions concerning this EULA, please contact the Manufacturer of your SYSTEM.

-------------------------------------------------------------------------------

U.S. GOVERNMENT RESTRICTED RIGHTS

The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software -- Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Microsoft Corporation/One Microsoft Way/Redmond, WA 98052-6399.

Attachment to the License Agreement with the Effective Date of_______, 2000, between ANNASOFT SYSTEMS and View Systems, Inc.

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------




                      ATTACHMENT 2 TO OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS
                      -----------------------------------------------------------------------
                                      SOFTWARE PRODUCTS FOR DEDICATED SYSTEMS
                                      ---------------------------------------

       Product Name            Units of     Language        Licensed Files           Applicable         Per copy
        and Version            SOFTWARE    Version(s)    (For Kernel Versions        Additional         Royalty*
                               licensed        **               Only)                Provisions
---------------------------- ------------- ------------ ----------------------- --------------------- -------------
---------------------------- ------------- ------------ ----------------------- --------------------- -------------
1. Microsoft(R) MS-DOS(R)                       EN              ANSI.SYS          (a), (c), (g), (h)   US$
Version 6.22 Plus Enhanced                                    CHKDSK.EXE
Tools for Dedicated Systems                                  COMMAND.COM
         (Kernel)                                            DRVSPACE.BIN
                                                             DRVSPACE.EXE
                                                             DRVSPACE.INF
                                                             DRVSPACE.SYS
                                                              EMM386.EXE
                                                              FDISK.EXE
                                                              FORMAT.COM
                                                              HIMEM.SYS
                                                             INTERLNK.EXE
                                                             INTERSRV.EXE
                                                               IO.SYS
                                                              MSDOS.SYS
                                                              POWER.EXE
                                                             RAMDRIVE.SYS
                                                             SCANDISK.EXE
                                                             SMARTDRV.EXE
---------------------------- ------------- ------------ ----------------------- --------------------- -------------
---------------------------- ------------- ------------ ----------------------- --------------------- -------------
 2. Microsoft(R) MS-DOS(R)                       EN                                  (c), (g), (h)     US$
Version 6.22 Plus Enhanced
Tools for Dedicated Systems
      (Full Utility)
---------------------------- ------------- ------------ ----------------------- --------------------- -------------
---------------------------- ------------- ------------ ----------------------- --------------------- -------------
 3. Microsoft(R) MS-DOS(R)                       EN            ANSI.SYS          (a), (c), (g), (h),   US$
Version 6.22 Plus Enhanced                                    CHKDSK.EXE                (i)
    Tools for Dedicated                                      COMMAND.COM
    Systems ROM Version                                      CONFPROC.SYS
         (Kernel)                                            DRVSPACE.BIN
                                                             DRVSPACE.EXE
                                                             DRVSPACE.INF
                                                             DRVSPACE.SYS
                                                              EMM386.EXE
                                                              FDISK.EXE
                                                              FORMAT.COM
                                                              HIMEM.SYS
                                                             INTERLNK.EXE
                                                             INTERSRV.EXE
                                                                IO.SYS
                                                             MINICMD.COM
                                                              MSDOS.SYS
                                                              POWER.EXE
                                                             RAMDRIVE.SYS
                                                             ROMDRIVE.SYS
                                                             SCANDISK.EXE
                                                             SMARTDRV.EXE
---------------------------- ------------- ------------ ----------------------- --------------------- -------------


Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------



       Product Name            Units of      Language       Licensed Files           Applicable         Per Copy
        and Version            SOFTWARE     Version(s)   (For Kernel Versions   Additional Provisions   Royalty*
                               licensed         **               Only)
---------------------------- ------------- ------------- ---------------------- ---------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
4. Microsoft(R) MS-DOS(R)                        EN                               (c), (g), (h), (i)    US$
    Version 6.22 Plus
   Enhanced Tools for
    Dedicated Systems
       ROM Version
      (Full Utility)
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
 5. Microsoft(R) MS-DOS(R)                       EN             ANSI.SYS            (a), (g), (h)       US$
 Version 5.0 for Dedicated                                     CHKDSK.EXE
          Systems                                             COMMAND.COM
         (Kernel)                                              EMM386.EXE
                                                               FDISK.EXE
                                                               FORMAT.COM
                                                               HIMEM.SYS
                                                                 IO.SYS
                                                                MEM.EXE
                                                               MSDOS.SYS
                                                              RAMDRIVE.SYS
                                                             SMARTDRV.SYS
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
 6. Microsoft(R) MS-DOS(R)                       EN                                     (g), (h)        US$
 Version 5.0 for Dedicated
  Systems (Full Utility)
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
  7. Microsoft(R) MS-DOS(R)                      EN              ANSI.SYS          (a), (g), (h), (i)   US$
  Version 5.0 for Dedicated                                     CHKDSK.EXE
          Systems                                              CMCDD.SYS
        ROM Version                                           COMMAND.COM
         (Kernel)                                             CONFPROC.SYS
                                                               EMM386.EXE
                                                               FDISK.EXE
                                                               FORMAT.COM
                                                               HIMEM.SYS
                                                              INTERLNK.EXE
                                                              INTERSRV.EXE
                                                                 IO.SYS
                                                                MEM.EXE
                                                              MINICMD.COM
                                                               MSDOS.SYS
                                                              RAMDRIVE.SYS
                                                              ROMDRIVE.SYS
                                                              SMARTDRV.SYS
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
  8. Microsoft(R) MS-DOS(R)                      EN                                  (g), (h), (i)      US$
 Version 5.0 for Dedicated
          Systems
        ROM Version
      (Full Utility)
---------------------------- ------------- ------------- ----------------------- --------------------- ------------

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------



       Product Name            Units of      Language       Licensed Files           Applicable         Per Copy
        and Version            SOFTWARE     Version(s)   (For Kernel Versions   Additional Provisions   Royalty*
                               licensed         **               Only)
---------------------------- ------------- ------------- ---------------------- ---------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
 9. Microsoft(R) MS-DOS(R)                       EN            CHKDSK.COM           (a), (g), (h)       US$
Version 4.01 for Dedicated                                    COMMAND.COM
          Systems                                              FDISK.EXE
         (Kernel)                                              FORMAT.COM
                                                                 IO.SYS
                                                               MSDOS.SYS
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
      10. Microsoft(R)                           EN                                    (g), (h)         US$
 MS-DOS(R) Version 4.01 for
     Dedicated Systems
      (Full Utility)
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
      11. Microsoft(R)                           EN           CHKDSK.COM             (a), (g), (h)      US$
  MS-DOS(R) Version 3.3 for                                   COMMAND.COM
     Dedicated Systems                                         FDISK.COM
         (Kernel)                                              FORMAT.COM
                                                                 IO.SYS
                                                               MSDOS.SYS
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
      12. Microsoft(R)                           EN                                    (g), (h)         US$
  MS-DOS(R) Version 3.3 for
     Dedicated Systems
      (Full Utility)
--------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
      13. Microsoft(R)                           EN           CHKDSK.COM           (a), (g), (h), (i)   US$
 MS-DOS(R) Version 3.22 for                                   COMMAND.COM
     Dedicated Systems                                        CONFPROC.SYS
        ROM Version                                            FDISK.COM
         (Kernel)                                              FORMAT.COM
                                                                 IO.SYS
                                                               MSDOS.SYS
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
      14. Microsoft(R)                           EN                                  (g), (h), (i)      US$
 MS-DOS(R) Version 3.22 for
     Dedicated Systems
        ROM Version
      (Full Utility)
-------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
15. Microsoft(R)Windows(R)98      2,010          EN                                  (e), (f), (g),     US$80.00
   for Dedicated Systems                                                               (h), (m)
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
16. Microsoft(R) Windows(R) 95                   EN                                  (e), (f), (g),     US$
   for Dedicated Systems                                                               (h), (m)
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
  17. Microsoft(R) Windows(R)                    EN                                     (g), (h)        US$
Version 3.1x for Dedicated
          Systems
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
---------------------------- ------------- ------------- ----------------------- --------------------- ------------
  18. Microsoft(R) Windows(R)                    EN                                     (g), (h)        US$
 Version 3.1 for Dedicated
          Systems
        ROM Version
---------------------------- ------------- ------------- ----------------------- --------------------- ------------

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------


        Product Name            Units of      Language        Licensed Files         Applicable        Per Copy
        and Version             SOFTWARE     Version(s)    (For Kernel Versions      Additional        Royalty*
                                licensed         **                Only)             Provisions
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
19. Microsoft(R) Windows(R) for                  EN                                  (d), (g), (h)    US$
Workgroups Version 3.11 for
     Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
 20. Microsoft(R) Windows                        EN                                  (b), (e), (g),   US$
  NT(R) for Workstation                                                              (h), (j), (m),
Version 4.0 Dedicated Systems                                                              (p)
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
 21. Microsoft(R) Windows                         EN                               (b), (e), (g),     US$
NT(R) Server Version 4.0 for                                                       (h), (k), (m),
     Dedicated Systems                                                                (n), (p)
---------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
 22. Microsoft(R) Windows NT(R)                   EN                                (b), (g), (h),    US$
  Workstation Version 3.5x                                                               (j)
   for Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
 23. Microsoft(R) Windows NT(R)                  EN                                  (b), (g), (h),    US$
  Server Version 3.5x for                                                               (k), (n)
     Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
   24. Flash File System                         EN                                    (g), (h)       US$
 Version 2.0 for Dedicated
          Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
   25. CD-ROM Extensions                         EN                                    (g), (h)       US$
 Version 2.2x for Dedicated                                                                          (Single User)
          Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
   26. Pen Extensions for                        EN                                    (g), (h)       US$
 Windows(R) Version 1.0 with
Handwriting Recognition for
     Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
    27. Pen Services for                         EN                                    (g), (h)       US$
  Windows(R) 95 Version 2.0
      with Handwriting
 Recognition for Dedicated
          Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
 28. Microsoft(R) Windows(R) 98                  EN                                 (g), (h), (l),    US$
Upgrade Software Copies for                                                              (m)
     Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
 29. Microsoft(R) Windows(R) 95                  EN                                  (g), (h), (l),    US$
Upgrade Software Copies for                                                               (m)
     Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
 30. Microsoft(R) Windows NT(R)                  EN                                 (g), (h), (l),    US$
  Workstation Version 4.0                                                              (m), (o)
Upgrade Software Copies for
     Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------



        Product Name            Units of      Language        Licensed Files         Applicable        Per Copy
        and Version             SOFTWARE     Version(s)    (For Kernel Versions      Additional        Royalty*
                                licensed         **                Only)             Provisions
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
 31. Microsoft(R) Windows                        EN                                 (g), (h), (l),    US$
NT(R) Server Version 4.0                                                            (m), (n), (p)
Upgrade Software Copies for
     Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
  32. Mouse Driver Version                       EN                                    (g), (h)       US$
 9.02 for Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
   33. Microsoft(R) Network                      EN                                    (g), (h)       US$
 Client for MS-DOS Version
 3.0 for Dedicated Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
   34. Pen Extensions for                        EN                                    (g), (h)       US$
    Windows(R) Version 1.0
    without Handwriting
 Recognition for Dedicated
          Systems
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
----------------------------- ------------- -------------- ---------------------- ------------------ --------------
    35. Pen Services for                         EN                                    (g), (h)       US$
  Windows(R) 95 Version 2.0
    without Handwriting
 Recognition for Dedicated
          Systems
----------------------------- ------------- -------------- ---------------------


o IF ROYALTY RATE AND UNITS OF SOFTWARE ARE NOT SPECIFIED FOR A PARTICULAR PRODUCT, THEN SUCH PRODUCT IS NOT LICENSED UNDER THIS AGREEMENT.

** LANGUAGE KEY: D = GERMAN, E = SPANISH, EN = ENGLISH, FR = FRENCH, I = ITALIAN, J = JAPANESE

                              ADDITIONAL PROVISIONS
                              ---------------------

(a) Though the Dedicated Product Deliverables for this SOFTWARE may include additional files or modules, Customer's license rights with respect to the SOFTWARE shall apply only to those files listed in the Licensed Files section of the product table above.

(b) (1) In order to support end users of Windows NT operating system, Customer agrees to employ at all times at least one support technician who has successfully completed, at Customer's expense, the Microsoft Certified Professional program for Windows NT.

   (2) Customer may not ship the Windows NT operating system with other Microsoft operating systems (e.g., Windows 95, Windows 98, or MS-DOS and/or Windows or Windows for Workgroups) on the same Dedicated Systems.

(c) The Japanese language version of the MS-DOS operating system is version 6.2/V. The Japanese language version of Enhanced Tools for MS-DOS 6 is 1.0/V. 19

(d) Windows for Workgroups version 3.11 includes Microsoft At Work fax transmission software, which provides methods for stand-alone and networked computers to send and receive fax messages with certain security levels. French law (Decree 92-1358 of December 1992) generally prohibits the use in France of such technology, unless special approvals are granted. Accordingly, Customer should provide only the version of Windows for Workgroups version
3.11 designed for France to avoid violating the Decree.

(e) (1) The royalty rate(s) specified above require pre-installation of the SOFTWARE on each Dedicated System distributed with the SOFTWARE. Customer may use the information, tools and materials contained in the OPK solely to preinstall the SOFTWARE and for no other purpose.

    (2) In addition to the required Dedicated System components specified in
Section 1(b) of the Agreement, Dedicated Systems distributed with this SOFTWARE must include a hard disk drive or ROM.

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

    (3) Notwithstanding Sections 2(e) and 4 of the Agreement, Customer shall distribute only a Windows 95 Dedicated Systems associated product materials package as available from COMPANY ("Windows 95 Dedicated Systems APM") with Windows 95 SOFTWARE.

    (4) Notwithstanding Sections 2(e) and 4 of the Agreement, Customer shall distribute only a Windows NT Workstation 4.0 Dedicated Systems associated product materials package as available from COMPANY ("Windows NT 4.0 Workstation Dedicated Systems APM") with Windows NT 4.0 Workstation SOFTWARE.

    (5) Notwithstanding Sections 2(e) and 4 of the Agreement, Customer shall distribute only a Windows NT Server 4.0 Dedicated Systems associated product materials package as available from COMPANY ("Windows NT 4.0 Server Dedicated Systems APM") with Windows NT 4.0 Server SOFTWARE.

    (6) Notwithstanding Sections 2(e) and 4 of the Agreement, Customer shall distribute only a Windows 98 Dedicated Systems associated product materials package as available from COMPANY ("Windows 98 Dedicated Systems APM") with Windows 98 SOFTWARE.

(f) "MS OS Product" shall mean any of the following Microsoft operating system products, or combinations of products, including all releases and localized versions: (1) Windows NT Server; (2) Windows NT Workstation; (3) Windows 98; (4) Windows 95; (5) Windows 3.xx and MS-DOS together; (6) Windows for Workgroups 3.xx and MS-DOS together; and (7) MS-DOS. Notwithstanding anything to the contrary contained in the Agreement, Customer may not distribute more than MS OS Product listed above with each Dedicated System.

(g) If an end user of the Dedicated System shall have access to the command line (for example, the C:\ prompt) of the SOFTWARE, then Customer shall cause to appear on the display screen as part of the sign-on message for each SOFTWARE the copyright notices specified in the Dedicated Product Deliverables.

(h) If Customer installs the SOFTWARE in nonvolatile, solid-state memory and the SOFTWARE is not the only software contained in nonvolatile, solid-state memory, Customer will ensure that Microsoft Corporation's copyright notice for SOFTWARE shall at all times be included in the first four percent (4%) and the last four percent (4%) of the software contained in nonvolatile, solid-state memory. The copyright notice(s) for SOFTWARE shall be as specified in the Dedicated Product Deliverables. In any event, Customer will not remove any copyright, trademark or patent notices that appear on the SOFTWARE as delivered to Customer.

(i) Dedicated Product Deliverables may include io.sys in source code form. If provided by COMPANY in source code form, COMPANY hereby grants Customer the limited right to adapt the io.sys source code solely for the purpose of enabling the SOFTWARE to execute on the Dedicated Customer System.

    (1) Customer hereby conveys to MS all right, title and interest to any modifications, extensions or revisions made to the io.sys source code by or for Customer, including any copyrights and other intellectual property rights arising from such modifications. Upon request by MS, Customer shall deliver to MS, in source and object code form, any such modifications.

    (2) With respect to the io.sys source code and any modifications thereof, Customer's confidentiality obligations, as set forth in Section 11 shall extend until ten (10) years following the date of disclosure by COMPANY or MS, of such information or io.sys source code to Customer.

(j) Customer's EULA for this SOFTWARE shall be the EULA provided in Attachment 1 to the Agreement except that it shall be adapted as necessary to comply with the laws of any non-USA jurisdiction to which Customer distributes the SOFTWARE and the following shall replace Section 1 of the EULA:

   "1. GRANT OF LICENSE.

o SOFTWARE. THIS EULA PERMITS YOU TO USE THE SOFTWARE AS INSTALLED ON THE SYSTEM. IF YOU USE THE SOFTWARE TO ENABLE THE SYSTEM TO ACT AS A NETWORK SERVER, A MAXIMUM OF TEN (10) INBOUND PEER CONNECTIONS MAY SIMULTANEOUSLY ACCESS OR OTHERWISE UTILIZE THE NETWORK SERVICES OF THE SYSTEM. THE TEN CONNECTION MAXIMUM INCLUDES ANY INDIRECT CONNECTIONS MADE THROUGH SOFTWARE OR HARDWARE THAT POOLS OR AGGREGATES CONNECTIONS.

o APPLICATION SHARING. The SOFTWARE may contain technology that enables applications to be shared between two or more SYSTEMS, even if an application is installed on only one of the SYSTEMS. You should consult your application license agreement or contact the application licensor to determine whether sharing the application is permitted by its licensor.

o STORAGE/NETWORK USE. If the SOFTWARE PRODUCT is installed on the SYSTEM over an internal network from a server, you must acquire and dedicate a license for the SOFTWARE PRODUCT for each SYSTEM on which the SOFTWARE PRODUCT is used or to which it is distributed. A license for the SOFTWARE PRODUCT may not be shared or used concurrently on different SYSTEMS.

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

o BACKUP COPY. If Manufacturer has not included a copy of the SOFTWARE on separate media with the SYSTEM, you may make a single copy of the software for use solely for archival purposes with the SYSTEM."

(k) Customer's EULA for this SOFTWARE shall be the EULA provided in Attachment 1 to the Agreement except that it shall be adapted as necessary to comply with the laws of any non-USA jurisdiction to which Customer distributes the Product and the following shall replace Section 1 of the EULA:

   "1.GRANT OF LICENSE. The SOFTWARE includes software that provides services on a computer called a server ("Server Software"), and software that allows a computer or workstation to access or utilize the services provided by the Server Software ("Client Software"). This EULA grants to you the following rights to the SOFTWARE:

   o INSTALLATION. You may use one copy of the Server Software as installed on the SYSTEM (the SYSTEM may also be referred to herein as the "Server"). You may download the Client Software from the Server onto any computer or workstation connected to the Server. If you receive CD or diskette(s) containing the SOFTWARE, the CD or diskette(s) may contain several copies of the SOFTWARE, each of which is compatible with a different microprocessor architecture (such as the x86 architecture or various RISC architectures). You may install the SOFTWARE for use with only one of those architectures at any given time.

   o USE OF THE CLIENT SOFTWARE. You may use the Client Software to configure and administer the Server. If you use the Client Software to access or otherwise utilize the services of the Server or for any other purpose, you must acquire a separate Client Access License except as otherwise noted in this EULA.

   o USE OF THE SERVER SOFTWARE. You may use one copy of the Server Software on one Server, which may be connected at any point in time to an unlimited number of workstations or computers operating on one or more networks. You must acquire a Client Access License to access or otherwise utilize the services of the Server, whether you use the Client Software or third-party software to do so, unless otherwise noted in this EULA. Each Client Access License must be dedicated to one unique computer or workstation. It permits that computer or workstation to access or utilize the services of any Server. This is known as using the Server Software in "Per Seat Mode". However, you may elect to use the Server Software in "Per Server Mode" as defined below. If you choose Per Seat Mode, your choice is permanent. If you initially choose Per Server Mode, you have the right to change one time only to Per Seat Mode, so long as you acquire a Client Access License for each unique workstation or computer accessing or utilizing the services of a Server.

   o ALTERNATE TERMS IF YOU ELECT TO USE THE SERVER SOFTWARE IN PER SERVER MODE. In Per Server Mode, the maximum number of computers or workstations that may access or otherwise utilize the services of the Server at a given point in time is equal to the number of Client Access Licenses which you have acquired and designated for use exclusively with that Server. You may access any Server running in the Per Server Mode by using any Microsoft or third-party client software, including computers or workstations licensed in Per Seat Mode, provided the additional access is within that Server's maximum licensed capacity of simultaneously connected computers or workstations. If you elect to change from Per Server Mode to Per Seat Mode, you may transfer any Client Access Licenses you acquired for use in Per Server Mode to an equal number of workstations or computers in Per Seat Mode.

   o CLIENT ACCESS LICENSES. This EULA grants you five (5) Client Access Licenses for the SOFTWARE. Each license permits one additional computer or workstation licensed in the Per Seat Mode, or one additional computer or workstation licensed in the Per Server Mode, the right to access or otherwise utilize the services of that Server. You need a Client Access License for Windows NT Server in order to access or otherwise utilize the following Server Software basic network services: File Services (sharing and managing files and/or disk storage), Printing Services (sharing and managing printers), and Remote Access Service (accessing the server from a remote location through a communications link). You do not need a Client Access License to access or otherwise utilize any other Windows NT Server services, to access or run Microsoft or third-party server applications on Windows NT Server, or to otherwise use the Client Software. Each Client Access License permits you to access or otherwise utilize the services of Server Software with the same (or a lower) version number to the left of the decimal point as the Server Software version number listed above (for example, if the version number listed above is "3.5", you may access or utilize Server Software that contains a "3.6" or "2.0" version number, but not a "4.0" version number).

   o WINDOWS(R) FOR WORKGROUPS AND WINDOWS(R) 95 FIles. The media on which the SOFTWARE resides may contain updated files of Windows for Workgroups or Windows 95 software. In order to install or use these updated files, you must be licensed for Windows for Workgroups or Windows 95, as applicable, under a separate license. Upon installation the updated files become part of the Windows for Workgroups or Windows 95 product and are therefore subject to the end user license which applies to such product.

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

   o NOTICE TO USERS. You shall inform all users of the SOFTWARE of the terms and conditions of this EULA.

   o NO "MULTIPLEXING" OR "POOLING". Use of software or hardware that reduces the number of users directly accessing or utilizing the Server Software (sometimes called "multiplexing" or "pooling" software or hardware) does not reduce the number of Client Access Licenses required -- the required number of Client Access Licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware "front end."

   o BACKUP COPY. If Manufacturer has not included a copy of the SOFTWARE on separate media with the SYSTEM, you may make a single copy of the software for use solely for archival purposes with the SYSTEM."

(l) (1) This SOFTWARE shall be distributed solely as Upgrade Software in accordance with the requirements of Section 2(d).

   (2) Notwithstanding Sections 2(e) and 4 of the Agreement, for each unit of Windows 95 Upgrade SOFTWARE, Customer shall distribute one Windows 95 Dedicated Systems APM and serialized sticker(s) corresponding to the number of authorized additional copies of SOFTWARE.

   (3) Notwithstanding Sections 2(e) and 4 of the Agreement, for each unit of Windows NT 4.0 Workstation Upgrade SOFTWARE, Customer shall distribute one Windows NT Workstation 4.0 Dedicated Systems APM and serialized sticker(s) corresponding to the number of authorized additional copies of SOFTWARE.

   (4) Notwithstanding Sections 2(e) and 4 of the Agreement, for each unit of Windows NT 4.0 Server Upgrade SOFTWARE, Customer shall distribute one Windows NT Server 4.0 Dedicated Systems APM and serialized sticker(s) corresponding to the number of authorized additional copies of SOFTWARE.

   (5) Notwithstanding Sections 2(e) and 4 of the Agreement, for each unit of Windows 98 Upgrade SOFTWARE, Customer shall distribute one Windows 98 Dedicated Systems APM and serialized sticker(s) corresponding to the number of authorized additional copies of SOFTWARE.

(m) Notwithstanding anything to the contrary contained within the Agreement, Customer may distribute SOFTWARE only with Dedicated Systems which are marketed and distributed exclusively under Customer's brand names, trade names and trademarks. The SOFTWARE may not be distributed with Dedicated Systems which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks.

(n) Each unit of this SOFTWARE includes five (5) client access licenses.

(o) Notwithstanding anything to the contrary contained in Section 1(b), a Dedicated System licensed for this Product may utilize or be capable of utilizing up to two (2) microprocessors.

(p) Notwithstanding anything to the contrary contained in Section 1(b), a Dedicated System licensed for this Product may utilize or be capable of utilizing up to four (4) microprocessors.

                                DEDICATED SYSTEMS
                                -----------------

Customer's Dedicated Systems for SOFTWARE described in this Attachment 2 shall be limited to Customer's current and future Dedicated Systems described below. Each listed Dedicated System must have a unique model line name, model name, or model number which Customer uses both internally (in Customer's books and records) and externally (on the Dedicated System case and packaging). New models may be added by agreement of the parties.

At Customer's option, for purposes of administrative convenience, Customer may designate models by model line or series, (e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.)." Dedicated Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

PRODUCT NUMBER KEY: : 1 = Microsoft(R) MS-DOS 6.22 for Dedicated Systems (Kernel); 2 = Microsoft(R) MS-DOS 6.22 for Dedicated Systems (Full Utility); 3 = Microsoft(R) MS-DOS 6.22 ROM for Dedicated Systems (Kernel); 4 = Microsoft(R) MS-DOS 6.22 ROM for Dedicated Systems (Full Utility); 5 = Microsoft(R) MS-DOS
5.0 for Dedicated Systems (Kernel); 6 = Microsoft(R) MS-DOS 5.0 for Dedicated Systems (Full Utility); 7 = Microsoft(R) MS-DOS 5.0 ROM for Dedicated Systems (Kernel); 8 = Microsoft(R) MS-DOS 5.0 ROM for Dedicated Systems (Full Utility); 9 = Microsoft(R) MS-DOS 4.01 for Dedicated Systems (Kernel); 10 = Microsoft(R) MS-DOS 4.01 for Dedicated Systems (Full Utility); 11 = Microsoft(R) MS-DOS 3.3 for Dedicated Systems (Kernel); 12 = Microsoft(R) MS-DOS 3.3 for Dedicated Systems (Full Utility); 13 = Microsoft(R) MS-DOS 3.22 ROM for Dedicated

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------

Systems (Kernel); 14 = Microsoft(R) MS-DOS 3.22 ROM for Dedicated Systems (Full Utility); 15 = Microsoft(R) Windows 98(R) for Dedicated Systems; 16 = Microsoft(R) Windows 95(R) for Dedicated Systems; 17 = Microsoft(R) Windows(R) 3.1x for Dedicated Systems; 18 = Microsoft(R) Windows(R) 3.1 ROM for Dedicated Systems; 19 = Microsoft(R) Windows(R) for Workgroups 3.11 for Dedicated Systems; 20 = Microsoft(R) Windows NT(R) Workstation 4.0 for Dedicated Systems; 21 = Microsoft(R) Windows NT(R) Server 4.0 for Dedicated Systems; 22 = Microsoft(R) Windows NT(R) Workstation 3.5x for Dedicated Systems; 23 = Microsoft(R) Windows NT(R) Server 3.5x for Dedicated Systems; 24 = Flash File System 2.0 for Dedicated Systems; 25 = CD ROM Extensions 2.2x for Dedicated Systems; 26 = Pen Extensions for Windows(R) 1.0 with Handwriting Recognition for Dedicated Systems; 27 = Pen Services for Windows(R) 95 2.0 with Handwriting Recognition for Dedicated Systems; 28 = Microsoft(R) Windows 98(R) Upgrade Software Copies for Dedicated Systems; 29 = Microsoft(R) Windows 95(R) Upgrade Software Copies for Dedicated Systems; 30 = Microsoft(R) Windows NT(R) Workstation 4.0 Upgrade Software Copies for Dedicated Systems; 31 = Microsoft(R) Windows NT(R) Server
4.0 Upgrade Software Copies for Dedicated Systems; 32 = Mouse Driver Version
9.01 for Dedicated Systems; 33 = Microsoft(R) Network Client for MS-DOS Version
3.0 for Dedicated Systems; 34 = Pen Extensions for Windows(R) 1.0 without Handwriting Recognition for Dedicated Systems; 35 = Pen Services for Windows(R) 95 2.0 without Handwriting Recognition for Dedicated Systems.

ROYALTY BASIS KEY: C = per copy; if Product box is blank, such Product is not licensed for distribution with the listed Dedicated System.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRODUCT NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
     MODEL NAME OR           SPECIFIC INDUSTRY
      MODEL NUMBER              APPLICATION                    1     2      3       4      5      6      7       8      9       10
----------------------    -----------------------
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRODUCT NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
     MODEL NAME OR           SPECIFIC INDUSTRY
      MODEL NUMBER              APPLICATION                   11     12     13     14      15     16     17      18     19      20
----------------------    -----------------------
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRODUCT NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
     MODEL NAME OR           SPECIFIC INDUSTRY
      MODEL NUMBER              APPLICATION                   21     22     23      24     25     26     27      28     29      30
----------------------    -----------------------
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRODUCT NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
     MODEL NAME OR           SPECIFIC INDUSTRY
      MODEL NUMBER              APPLICATION                   31     32     33      34     35     36     37      38     39     40
----------------------    -----------------------
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
                                                             ----   ----   ----    ----   ----   ----   ----    ----   ----    ----
-----------------------------------------------------------------------------------------------------------------------------------


Attachment to the License Agreement with the Effective Date of ,        2000,
                                                                --------
between ANNASOFT SYSTEMS and View Systems, Inc.

Customer Initial                                    ANNASOFT Initial
                -------------                                       ------------